UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2018

CARETRUST REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

001-36181	Maryland	46-3999490
(Commission File Number)	(State of Incorporation)	(I.R.S. Employer Identification No.)

905 Calle Amanecer, Suite 300, San Clemente, CA	92673
(Address of Principal Executive Offices)	(Zip Code)

(949) 542-3130

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

CareTrust REIT, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on May 30, 2018. At the Annual Meeting, the Company’s stockholders approved an amendment (the “Charter Amendment”) to the Company’s Articles of Amendment and Restatement to declassify the Company’s Board of Directors. The Charter Amendment was previously approved by the Board of Directors, subject to stockholder approval, and became effective upon filing with the State Department of Assessments and Taxation of Maryland on May 30, 2018. Pursuant to the terms of the Charter Amendment, the director elected at the Annual Meeting was elected for a one-year term and the Company’s continuing directors will be elected for one-year terms as their present terms expire. Therefore, beginning with the Company’s 2020 annual meeting of stockholders, the entire Board of Directors will be elected on an annual basis.

The foregoing is a summary of the change effected by the adoption of the Charter Amendment, which is qualified in its entirety by reference to the Charter Amendment filed as Exhibit 3.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting was held on May 30, 2018.

(b) At the Annual Meeting, the Company’s stockholders (i) approved and adopted the Charter Amendment to declassify the Company’s Board of Directors, (ii) elected the nominee identified in the table below to the Board of Directors of the Company to serve until the Company’s 2019 annual meeting of stockholders and until his successor is elected and qualified, (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers, and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Set forth below are the final voting tallies for the Annual Meeting:

Declassification of Board of Directors

For	Against	Abstain	Broker Non-Vote
62,340,979	34,151	143,317	9,808,151

Election of Director

	For	Withhold	Broker Non-Vote
Allen C. Barbieri	54,251,682	8,266,765	9,808,151

Advisory Approval of Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Vote
60,638,575	1,620,407	259,465	9,808,151

Auditor Ratification

For	Against	Abstain
72,109,635	45,393	171,570

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Articles of Amendment, dated May 30, 2018, to the Articles of Amendment and Restatement of CareTrust REIT, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARETRUST REIT, INC.

Date: May 31, 2018	/s/ William M. Wagner
Name: William M. Wagner
Title: Chief Financial Officer, Treasurer and Secretary